UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 29, 2016

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2016, the Board of Directors of InVivo Therapeutics Holdings Corp. (the “Company”) approved an amendment to the first paragraph of Section 8, Article III of the Company’s Amended and Restated Bylaws to permit directors to provide written consent by electronic mail or wireless transmission, effective immediately.  The text of the amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

3.1	Amendment to Amended and Restated Bylaws of InVivo Therapeutics Holdings Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: April 1, 2016	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

Exhibit Index

Exhibit
Number	Description

3.1	Amendment to Amended and Restated Bylaws of InVivo Therapeutics Holdings Corp.